UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 6, 2004

                          ----------------------------

                                 IPAYMENT, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                                    000-50280
                            (Commission File Number)


                                   62-1847043
                     (I.R.S. Employer Identification Number)


                      40 Burton Hills Boulevard, Suite 415
                               Nashville, TN 37215
              (Address and zip code of principal executive offices)


                                 (615) 665-1858
              (Registrant's telephone number, including area code)


                                       N/A
              (Name or former address if changed since last report)






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Item 7.      FINANCIAL STATEMENTS AND EXHIBITS

             The following exhibit is furnished as part of this report to the extent described in Item 9.

Exhibit Number     Description of Exhibits
--------------     -----------------------

99.1 Press release dated August 6, 2004 in response to a press release regarding suit filed against iPayment Inc.


Item 9.      REGULATION FD DISCLOSURE

             On August 6, 2004, iPayment Inc. ("iPayment") issued a press release in response to a press release issued by attorney Michael Pratter of Pratter & Young regarding a suit against iPayment and certain officers and directors in the United States Bankruptcy Court on behalf of a U.S. Bankruptcy Court Trustee.

             A copy of the press release is attached as Exhibit 99.1 to this Current Report. The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise stated in such filing.


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



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        IPAYMENT, INC.

                        By: /s/ Clay M. Whitson
                        --------------------------------------------
                        Name:   Clay M. Whitson
                        Title:  Director and Chief Financial Officer



Dated:  August 10, 2004


                                 EXHIBIT INDEX


Exhibit Number     Description of Exhibits
--------------     -----------------------

99.1 Press release dated August 6, 2004 in response to a press release regarding suit filed against iPayment Inc.


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